SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                             FORM 8-K



                          CURRENT REPORT




                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported) July 31, 1997




                      WESTERN RESOURCES, INC.
      (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-3523                 48-0290150
(State or Other Jurisdiction of       (Commission          (Employer
Incorporation or Organization)        File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300

                     WESTERN RESOURCES, INC.

Item 5. Other Events

Western Resources herein files the following:

Exhibit 99.1 - Unaudited Pro Forma Combined Financial Information of Western Resources, Inc. and Kansas City Power & Light Company.

Exhibit 99.2 - July 30, 1997 Form 8-K as filed by Kansas City Power & Light Company.

AVAILABLE INFORMATION

     The reader's attention is directed to additional filings of Western Resources, Inc. (Western Resources) and Kansas City Power & Light Company
(KCPL).

     Western Resources and KCPL are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the Commission). Reports, proxy statements and other information filed by Western Resources and KCPL with the Commission may be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington D.C. 20549 and at the public reference facilities in the Commission's Regional Offices at Seven World Trade Center, 13th Floor, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of information may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Because Western Resources and KCPL each file certain documents electronically with the Commission, reports, proxy and information statements and other information regarding Western Resources and KCPL may also be obtained at prescribed rates from the Commission at the Commission's Web Site, http//:www.sec.gov. The Western Resources Common Stock and the KCPL Common Stock are listed and traded on the NYSE. The KCPL Common Stock is also listed on the Chicago Stock Exchange. Reports, proxy statements and other information filed by Western Resources and KCPL with the Commission may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005 and, concerning KCPL only, at the offices of the CSE, 440 South LaSalle Street, Chicago, Illinois 60605.

INFORMATION ON KCPL INCLUDED IN UNAUDITED PRO FORMA FINANCIAL INFORMATION.

     On February 7, 1997, KCPL and Western Resources entered into an agreement providing for a combination of KCPL with Western Resources.

     While Western Resources has included in Exhibit 99.1 filed beneath information concerning KCPL insofar as it is known or reasonably available to Western Resources, Western Resources is not affiliated with KCPL. Western Resources has not examined KCPL's books and records for the purpose of preparing this document. Therefore, information concerning KCPL which has not been made public was not available to Western Resources for the purpose of preparing this document. Although Western Resources has no knowledge that would indicate that statements relating to KCPL contained or incorporated by reference in Exhibit 99.1 in reliance upon publicly available information are inaccurate or incomplete, Western Resources was not involved in the preparation of such information and statements and, for the foregoing reasons, is not in a position to verify any such information or statements. In addition, Western Resources was not involved in the preparation of Exhibit 99.2, and therefore is not in a position to verify any of the information contained therein.

                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Western Resources, Inc.




Date     July 31, 1997                By      /s/ Jerry D. Courington
                                                  Jerry D. Courington,
                                                       Controller

                                                             Exhibit 99.1

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

  On February 7, 1997, Kansas City Power & Light Company (KCPL) and Western Resources, Inc. (Western Resources) entered into an agreement providing for a combination of KCPL with Western Resources (Merger).

  The following unaudited pro forma combined financial information presents the consolidated balance sheet as of June 30, 1997 and the consolidated statement of income for the 12 months ended June 30, 1997 for Western Resources and KCPL, assuming the Merger is accounted for as a pooling-of-interests.

  The unaudited pro forma combined financial statements were prepared utilizing the historical unaudited interim financial statements, including the notes thereto, of Western Resources and KCPL. The information shown below should be read in conjunction with the consolidated historical financial statements of Western Resources and KCPL as filed with the Securities and Exchange Commission. The following information is being presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have occurred had the Merger been consummated at the beginning of the periods for which the Merger is being given effect, nor is it necessarily indicative of future operating results or financial position.


The Merger

  The Merger Agreement provides that each share of KCPL Common Stock will be exchanged for $32.00 of Western Resources Common Stock, subject to certain limitations, as set forth more fully herein. Pro forma shares outstanding and related earnings and dividends per share information have been calculated assuming a Conversion Ratio of 0.93773 based on a closing price of $34.13 per share of Western Resources Common Stock on July 29, 1997. The actual Conversion Ratio will be a twenty day average of the closing price of Western Resources Common Stock calculated for a period beginning on the twenty-ninth business day prior to closing the Merger and ending on the tenth business day prior to closing the Merger.

  The Merger is assumed to generate substantial cost savings. The assumed cost savings have not been reflected in the pro forma combined balance sheet and statements of income. Transaction costs associated with the Merger including fees for advisors, attorneys and other consultants and incremental direct costs of completing the Merger are estimated to approximate $48 million.

  There are no material changes anticipated in either Western Resources' or KCPL's accounting policies as a result of the Merger. Both companies accrue unbilled revenue for energy delivered at the end of each reporting period, use composite depreciation methods at group rates specified pursuant to regulation and have certain other accounting policies which differ from each other as well as from other commercial enterprises due to the nature of how regulators have allowed certain costs to be recovered from customers.

  Western Resources has joint interests with KCPL in the LaCygne Station and Wolf Creek electric generating facilities. These generating facilities represent approximately 23% of Western Resources' total generating capacity, 39% of KCPL's total generating capacity and 29% of the combined company's total generating capacity.


Other Transactions

  In December 1996, Western Resources and ONEOK announced the formation of a proposed strategic alliance. Under the terms of the agreement, Western Resources and ONEOK will each contribute essentially all of their natural gas assets to a new company controlled by ONEOK. Following the completion of the transaction, Western Resources will have a 45% equity interest in the combined new company. The net natural gas assets and earnings from this business unit will be replaced by equity investments, equity earnings and preferred dividends after this transaction closes. The cash flows from the strategic alliance are expected to exceed the cash flows historically provided to Western Resources by these assets. The proposed transaction is expected to close following approval by ONEOK's shareholders and appropriate regulatory approvals in the second half of 1997.

                   WESTERN RESOURCES AND KCPL

           UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                         June 30, 1997
                         (in thousands)

                             ASSETS


                                                                                 Pro Forma
                                                    Western       KCPL                   Total
                                                 (Historical) (Historical) Adjustments  Combined
Current Assets:
     Cash and cash equivalents . . . . . . . . . .$    1,899  $   43,018  $   -        $   44,917
     Accounts receivable and unbilled
       revenues (net). . . . . . . . . . . . . . .   277,676      60,897      -           338,573
     Other current assets. . . . . . . . . . . . .   169,414      79,864      -           249,278
       Total current assets. . . . . . . . . . . .   448,989     183,779      -           632,768
Property, Plant and Equipment, net . . . . . . . . 4,362,786   2,347,826      -         6,710,612
Deferred Charges and Other Assets:
     Deferred future income taxes. . . . . . . . .   259,537     126,000      -           385,537
     Other assets. . . . . . . . . . . . . . . . . 1,631,007     401,083   (44,000)(a)  1,988,090
       Total deferred charges and other assets . . 1,890,544     527,083   (44,000)     2,373,627
         Total Assets  . . . . . . . . . . . . . .$6,702,319  $3,058,688  $(44,000)    $9,717,007



                 LIABILITIES AND CAPITALIZATION


                                                                          Pro Forma
                                                    Western       KCPL                    Total
                                                 (Historical) (Historical) Adjustments   Combined

Current Liabilities:
     Short-term debt . . . . . . . . . . . . . . .$1,272,658 $    64,913  $   -        $1,337,571
     Accounts payable. . . . . . . . . . . . . . .   153,502      58,700      -           212,202
     Other current liabilities . . . . . . . . . .   197,524      78,702    10,000(a)     286,226
       Total current liabilities . . . . . . . . . 1,623,684     202,315    10,000      1,835,999
Other Liabilities and Deferred Credits:
     Deferred income taxes . . . . . . . . . . . . 1,147,402     641,812      -         1,789,214
     Deferred investment tax credits . . . . . . .   122,169      64,994      -           187,163
     Other . . . . . . . . . . . . . . . . . . . .   474,171     109,731      -           583,902
       Total other liabilities and deferred
         credits. . .. . . . . . . . . . . . . . . 1,743,742     816,537      -         2,560,279
Capitalization:
     Long-term debt, net . . . . . . . . . . . . . 1,406,654     934,767      -         2,341,421
     Company-obligated mandatorily redeemable
       preferred securities. . . . . . . . . . . .   220,000     150,000      -           370,000
     Preferred and preference stock. . . . . . . .    74,858      89,062      -           163,920
     Common equity . . . . . . . . . . . . . . . . 1,633,381     866,007   (54,000)(a)  2,445,388
       Total Capitalization. . . . . . . . . . . . 3,334,893   2,039,836   (54,000)     5,320,729
         Total Liabilities and Capitalization. . .$6,702,319  $3,058,688  $(44,000)    $9,717,007

                 WESTERN RESOURCES AND KCPL

        UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

           For the Twelve Months Ended June 30, 1997
              (in thousands except per share data)


                                                                               Pro Forma
                                      Western           KCPL                             Total
                                    (Historical)     (Historical)     Adjustments      Combined
Operating Revenues                   $2,135,276       $ 881,254        $   -          $3,016,530

Operating Expenses:
   Fuel                              $  632,217       $ 137,849            -          $  770,066
   Purchased power                       27,240          54,852            -              82,092
   Other operations                     664,017         183,162            -             847,179
   Maintenance                           98,763          70,637            -             169,400
   Depreciation and amortization        223,094         117,085            -             340,179
   Taxes:
     Income                              88,627          58,181            -             146,808
     General                             93,884          94,154            -             188,038
       Total Operating Expenses       1,827,842         715,920            -           2,543,762

Operating Income                        307,434         165,334            -             472,768

Other Income (Expenses), net             33,049         (37,233)           -              (4,184)

Income Before Interest Charges          340,483         128,101            -             468,584

Interest Charges                        179,700          63,130            -             242,830

Net Income                              160,783          64,971            -             225,754

Preferred and Preference Dividends       10,589           3,812            -              14,401

Earnings Applicable to Common Stock  $  150,194       $  61,159        $   -          $  211,353

Earnings Per Average Common Share    $     2.32       $     .99        $   -          $     1.72

Average Common Shares Outstanding        64,632          61,899          (3,854)(b)      122,677

(a) To reflect Western Resources' and KCPL's estimated direct merger costs of $54 million incurred to date as a reduction to equity.

(b) To reflect the issuance of Western Resources Common Stock to KCPL shareholders in connection with the Merger using an exchange ratio for
Western's closing price on July 29, 1997 of $34.13.   Pro forma shares and
related earnings per share have been calculated assuming a Conversion Ratio of
0.93773 based on the closing price per share of Western Resources Common Stock on July 29, 1997 of $34.13. The actual Conversion Ratio will be based on a 20-day average of the price of Western Resources Common Stock calculated for a period beginning on the 29th business day prior to Closing and ending on the tenth business day prior to Closing.

WESTERN RESOURCES AND KCPL SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

                                         Twelve Months Ended June 30, 1997
Pro Forma Combined (unaudited)
  Ratio of earnings to fixed charges (1). .          1.94 (2)

(1) Earnings are deemed to consist of net income to which has been added income taxes (including net deferred investment tax credit) and fixed charges. Fixed charges consist of all interest on indebtedness, amortization of debt discount and expense, and the portion of rental expense which represents an interest factor.

(2) The ratio includes a one-time payment during the first quarter of 1997 of $53 million from KCPL to UtiliCorp United Inc. This payment was made as a result of KCPL's announcement of its agreement to combine with Western Resources. Excluding this one-time payment, the ratio would have been 2.10 on a proforma combined basis.

                                                             Exhibit 99.2




           SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549

                        FORM 8-K

                     CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE
             SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported)
              July 30, 1997 (July 30, 1997)


            KANSAS CITY POWER & LIGHT COMPANY
 (Exact name of registrant as specified in its charter)


                          1-707
                (Commission file number)


                Missouri                       44-0308720
     (State or other jurisdiction of        (I.R.S. Employer
     incorporation or organization)        Identification-No.)


           1201 Walnut Street
          Kansas City, Missouri                64106-2124
(Address of principal executive offices)       (Zip Code)


                     (816) 556-2200
  (Registrant's telephone number, including area code)


                     NOT APPLICABLE
--------------------------------------------------------------
(Former name or former address, if changed since last report)

PART I - FINANCIAL INFORMATION
ITEM 1. CONSOLIDATED FINANCIAL STATEMENTS

KANSAS CITY POWER & LIGHT COMPANY
CONSOLIDATED BALANCE SHEETS
(thousands of dollars)
                                                       June 30     December 31
                                                        1997          1996
ASSETS

UTILITY PLANT, at original cost
 Electric                                            $3,486,400    $3,472,607
 Less-accumulated depreciation                        1,283,825     1,238,187
    Net utility plant in service                      2,202,575     2,234,420
 Construction work in progress                          100,245        69,577
 Nuclear fuel, net of amortization of
   $94,540 and $84,540                                   45,006        39,497
    Total                                             2,347,826     2,343,494
REGULATORY ASSET - RECOVERABLE TAXES                    126,000       126,000
INVESTMENTS AND NONUTILITY PROPERTY                     327,330       231,874
CURRENT ASSETS
 Cash and cash equivalents                               43,018        23,571
 Customer accounts receivable, net of allowance
  for doubtful accounts of $1,333 and $1,644             36,403        27,093
 Other receivables                                       24,494        36,113
 Fuel inventories, at average cost                       18,842        19,077
 Materials and supplies, at average cost                 47,132        47,334
 Deferred income taxes                                    4,606         2,737
 Other                                                    9,284         5,055
    Total                                               183,779       160,980
DEFERRED CHARGES
 Regulatory assets
   Settlement of fuel contracts                           8,951         9,764
   KCC Wolf Creek carrying costs                              0         1,368
   Other                                                 23,710        26,615
 Other deferred charges                                  41,092        14,417
    Total                                                73,753        52,164
    Total                                            $3,058,688    $2,914,512
CAPITALIZATION AND LIABILITIES
CAPITALIZATION
 Common stock-authorized 150,000,000 shares
   without par value-61,908,726 shares issued-
   stated value                                        $449,697      $449,697
 Retained earnings                                      412,890       455,934
 Unrealized gain on securities available for sale         5,085         6,484
 Capital stock premium and expense                       (1,665)       (1,666)
         Common stock equity                            866,007       910,449
 Cumulative preferred stock                              89,062        89,062
 Company-obligated mandatorily redeemable Preferred
   Securities of subsidiary trust holding solely
   KCPL Subordinated Debentures *                       150,000             0
Long-term debt                                          934,767       944,136
     Total                                           $2,039,836    $1,943,647
CURRENT LIABILITIES
 Notes payable to banks                                   1,400             0
 Current maturities of long-term debt                    63,513        26,591
 Accounts payable                                        58,700        55,618
 Accrued taxes                                           11,581        18,443
 Accrued interest                                        18,620        21,054
 Accrued payroll and vacations                           23,533        25,558
 Accrued refueling outage costs                          11,657         7,181
 Other                                                   13,311        11,980
     Total                                              202,315       166,425
DEFERRED CREDITS AND OTHER LIABILITIES
 Deferred income taxes                                  641,812       643,189
 Deferred investment tax credits                         64,994        67,107
 Other                                                  109,731        94,144
    Total                                               816,537       804,440

COMMITMENTS AND CONTINGENCIES

   Total                                             $3,058,688    $2,914,512

* The sole asset of the KCPL Financing I Trust is the $154,640,000 principal amount of 8.3% Junior Subordinated Deferrable Interest Debentures due 2037

KANSAS CITY POWER & LIGHT COMPANY
CONSOLIDATED STATEMENTS OF INCOME

                                     Three Months Ended              Year to Date              Twelve Months Ended
                                          June 30                      June 30                      June 30
                                     1997         1996            1997         1996            1997         1996
                                                               (thousands of dollars)

ELECTRIC OPERATING REVENUES        $ 215,420    $ 226,205       $ 410,164    $ 432,829       $ 881,254    $ 914,573

OPERATING EXPENSES
 Operation
   Fuel                               29,291       36,096          64,213       66,869         137,849      138,476
   Purchased power                    17,676       12,540          28,922       26,525          54,852       50,990
   Other                              47,538       45,519          91,461       89,018         183,162      174,133
 Maintenance                          19,764       19,409          36,580       37,438          70,637       72,699
 Depreciation                         27,731       24,861          55,573       49,577         109,908       98,448
 Taxes
   Income                             13,836       18,927          22,366       32,340          58,181       85,862
   General                            22,026       23,451          44,718       47,812          94,154       98,095
 Deferred Wolf Creek costs
   amortization                          684        2,904           1,368        5,808           7,177       11,864
    Total                            178,546      183,707         345,201      355,387         715,920      730,567

OPERATING INCOME                      36,874       42,498          64,963       77,442         165,334      184,006

OTHER INCOME
 Allowance for equity funds
  used during construction               733          457             993        1,117           2,244        2,656
 Miscellaneous income                  8,568        1,948          12,461        2,689          14,615        2,257
 Miscellaneous deductions            (13,503)     (10,928)        (75,664)     (14,713)       (116,123)     (19,870)
 Income taxes                          9,862        8,245          40,095       14,466          62,031       20,951
    Total                              5,660         (278)        (22,115)       3,559         (37,233)       5,994


INCOME BEFORE INTEREST CHARGES        42,534       42,220          42,848       81,001         128,101      190,000

INTEREST CHARGES
 Long-term debt                       17,628       13,205          32,144       26,629          59,454       53,590
 Short-term debt                         331          496           1,170          614           1,807          712
 Miscellaneous                         1,035        1,386           1,910        2,492           4,258        4,347
 Allowance for borrowed funds
  used during construction              (589)        (541)         (1,373)        (931)         (2,389)      (1,849)
    Total                             18,405       14,546          33,851       28,804          63,130       56,800

PERIOD RESULTS
 Net income                           24,129       27,674           8,997       52,197          64,971      133,200
 Preferred stock
  dividend requirements                  959          935           1,914        1,892           3,812        3,855
 Earnings available for
  common stock                        23,170       26,739           7,083       50,305          61,159      129,345

Average number of common
 shares outstanding                   61,897       61,902          61,896       61,902          61,899       61,902
Earnings per common share              $0.37        $0.43           $0.11        $0.81           $0.99        $2.09
Cash dividends per
 common share                         $0.405        $0.39           $0.81        $0.78           $1.62        $1.56

KANSAS CITY POWER & LIGHT COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(thousands of dollars)
                                          Year to Date     Twelve Months Ended
                                            June 30              June 30
                                         1997      1996       1997      1996

CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                           $  8,997  $ 52,197   $ 64,971  $133,200
 Adjustments to reconcile net income
  to net cash from operating
    activities:
 Depreciation                           55,573    49,577    109,908    98,448
 Amortization of:
  Nuclear fuel                          10,000     5,689     20,405    13,226
  Deferred Wolf Creek costs              1,368     5,808      7,177    11,864
  Other                                  4,032     2,762      6,777     6,849
 Deferred income taxes (net)            (2,451)    7,369    (18,482)    9,883
 Deferred investment tax credit
   amortization                         (2,113)   (2,049)    (4,227)   (4,181)
 Deferred storm costs                        0         0     (8,885)        0
 Deferred merger costs                  (5,597)  (11,718)     6,121   (11,718)
 Allowance for equity funds used
   during construction                    (993)   (1,117)    (2,244)   (2,656)
 Cash flows affected by changes in:
  Receivables                            2,309    (9,158)    12,929   (30,301)
  Fuel inventories                         235     4,156       (895)    1,367
  Materials and supplies                   202     1,075     (1,032)     (480)
  Accounts payable                       3,082        94      6,100    14,278
  Accrued taxes                         (6,862)   (3,447)   (24,698)  (18,740)
  Accrued interest                      (2,434)     (270)     1,984     3,589
  Wolf Creek refueling outage
    accrual                              4,476   (11,290)     9,384    (5,874)
 Pension and postretirement benefit
     obligations                           868       929       (145)   (3,898)
 Other operating activities              2,350     4,642      9,554    12,236
  Net cash from operating
   activites                            73,042    95,249    194,702   227,092

CASH FLOWS FROM INVESTING ACTIVITIES
 Utility capital expenditures          (67,055)  (52,734)  (115,268) (134,758)
 Allowance for borrowed funds used
   during construction                  (1,373)     (931)    (2,389)   (1,849)
 Purchases of investments              (89,702)  (11,166)  (113,898)  (44,827)
 Purchases of nonutility property       (5,841)   (9,558)   (16,678)   (9,558)
 Other investing activities             (8,751)   (3,489)    (6,193)    1,921
  Net cash from investing
   activities                         (172,722)  (77,878)  (254,426) (189,071)

CASH FLOWS FROM FINANCING ACTIVITIES
 Issuance of mandatorily redeemable
   Preferred Securities of
   subsidiary trust                    150,000         0    150,000         0
 Issuance of long-term debt             54,360    20,441    169,360    49,114
 Repayment of long-term debt           (26,807)  (44,230)   (56,807)  (44,239)
 Net change in short-term borrowings     1,400    50,000    (67,600)   55,000
 Dividends paid                        (52,041)  (50,183)  (104,061) (100,440)
 Other financing activities             (7,785)     (363)    (9,576)    2,669
  Net cash from financing
   activities                          119,127   (24,335)    81,316   (37,896)

NET CHANGE IN CASH AND CASH
    EQUIVALENTS                         19,447    (6,964)    21,592       125
CASH AND CASH EQUIVALENTS AT BEGINNING
    OF PERIOD                           23,571    28,390     21,426    21,301
CASH AND CASH EQUIVALENTS AT END
    OF PERIOD                          $43,018   $21,426    $43,018   $21,426
CASH PAID DURING THE PERIOD FOR:
Interest (net of amount capitalized)   $36,780   $28,306    $60,931   $51,621
Income taxes                                $0   $27,588    $30,756   $80,992

KANSAS CITY POWER & LIGHT COMPANY
CONSOLIDATED STATEMENTS OF RETAINED EARNINGS
(thousands of dollars)
                                          Year to Date     Twelve Months Ended
                                            June 30              June 30
                                         1997      1996       1997      1996

Beginning balance                     $455,934  $449,966   $451,980  $419,220
Net income                               8,997    52,197     64,971   133,200
                                       464,931   502,163    516,951   552,420
Dividends declared
   Preferred stock - at required rates   1,906     1,900      3,788     3,874
   Common stock                         50,135    48,283    100,273    96,566
Ending balance                        $412,890  $451,980   $412,890  $451,980

                           Signatures


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                KANSAS CITY POWER & LIGHT COMPANY




Date   July 30, 1997            By:      /s/  Jeanie Sell Latz
                                Name:         Jeanie Sell Latz
                                Title:        Corporate Secretary